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                          THIRD AMENDMENT TO TERM NOTE

         Third Amendment to Term Note dated as of January 5, 1998 by and between Back Bay Restaurant Group, Inc., a Delaware corporation ("BBRG"), and Wonderland Greyhound Park, Inc., a Massachusetts corporation, and Foxboro Park, Inc., a Massachusetts corporation (collectively, the "Borrower").

         Reference is hereby made to that certain Term Note dated May 2, 1994 by and between BBRG and the Borrower in the original principal amount of $970,000 (the "Term Note"). In consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         The Term Note is hereby amended by deleting the third paragraph of the Term Note in its entirety and adding the following language in its place:

         "Principal and interest shall be repaid in thirty-two (32) equal quarterly installments beginning April 1, 1999."

         In Witness Whereof, the parties have executed this Amendment to Term Note as of the date first set forth above.

                                  BACK BAY RESTAURANT GROUP, INC.


                                  By: /s/ Francis P. Bissaillon
                                      ------------------------------------------
                                      Francis P. Bissaillon
                                      Executive Vice President


                                  WONDERLAND GREYHOUND PARK, INC.


                                  By: /s/ Richard P. Dalton
                                      ------------------------------------------
                                      Name: Richard P. Dalton
                                      Title: President & Chief Executive Officer


                                  FOXBORO PARK, INC.

                                  By: /s/ Richard P. Dalton
                                      ------------------------------------------
                                      Name: Richard P. Dalton
                                      Title: President & Chief Executive Officer